                          OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                           Supplement dated April 16, 2003 to the
                             Prospectus dated December 23, 2002

The Prospectus is changed as follows:

     The paragraph captioned "Portfolio Manager" under the section "How the Fund is Managed" on page 14 is deleted and replaced with the following:

     Portfolio Manager. The portfolio manager of the Fund is Francis A. LeCates,
Jr. He is the person primarily  responsible for the day-to-day management of the
Fund's portfolio.  Mr. LeCates has been with Oppenheimer  Capital, the immediate parent company of the  Sub-Advisor,  for nine years as Managing  Director and is its  Director of Research.  Formerly  with  Donaldson,  Lufkin & Jenrette for 18 years, he served in several  capacities  including head of institutional equity sales, director of  research,  and as a  securities analyst. Mr. LeCates, a Chartered Financial Analyst, is a graduate of Princeton  University and holds an MBA in Finance from Harvard Business School.

April 16, 2003                                                PS0236.022